Endo International plc 35th Annual J.P. Morgan Healthcare Conference January 9, 2017 ©2017 Endo Pharmaceuticals Inc. All rights reserved. Exhibit 99.1

Forward Looking Statements; Non-GAAP Financial Measures This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Canadian securities legislation. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements. Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Although Endo believes that these forward-looking statements and information are based upon reasonable assumptions and expectations, readers should not place undue reliance on them, or any other forward looking statements or information in this presentation. Investors should note that many factors, as more fully described in the documents filed by Endo with securities regulators in the United States and Canada including under the caption “Risk Factors” in Endo’s Form 10-K, Form 10-Q and Form 8-K filings, as applicable, with the Securities and Exchange Commission and with securities regulators in Canada on System for Electronic Document Analysis and Retrieval (“SEDAR”) and as otherwise enumerated herein or therein, could affect Endo’s future financial results and could cause Endo’s actual results to differ materially from those expressed in any forward-looking statements. The forward-looking statements in this presentation are qualified by these risk factors. Endo assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required under applicable securities law. This presentation may refer to non-GAAP financial measures, including adjusted diluted EPS, that are not prepared in accordance with accounting principles generally accepted in the United States and that may be different from non-GAAP financial measures used by other companies. Investors are encouraged to review Endo’s current report on Form 8-K furnished to the SEC for Endo’s reasons for including those non-GAAP financial measures in this presentation. Except as noted on Form 8-K, reconciliation of non-GAAP financial measures to the nearest comparable GAAP amounts have been provided within the appendix included at the end of this presentation. ©2017 Endo Pharmaceuticals Inc. All rights reserved.

Q3’16 Results and Recent Activity ©2017 Endo Pharmaceuticals Inc. All rights reserved. Delivered solid top- and adjusted bottom-line Q3 2016 results Performance across all business units in line or ahead of Company expectations Exceeded Q3 guidance Reaffirming full-year 2016 revenue and adjusted diluted EPS guidance Statistically significant positive Phase IIb results for XIAFLEX® in cellulite Key FTF launches of generic SEROQUEL® (November 1st) and generic ZETIA® (December 12th) Strategic review of the company underway Sharpened focus on operational execution Appointed a COO of Endo, moving to a more unified operating model Returned BELBUCATM to BDSI and eliminated pain sales force; greater focus and resources on the Specialty Branded Business Strategic review and evaluation of product and asset portfolio continuing to progress Q4 results, 2017 guidance & strategic assessment update Feb 28th, 2017

9M 2016 Snapshot ©2017 Endo Pharmaceuticals Inc. All rights reserved. Revenue (US $M) 9M 2016 9M 2015 Y/Y change % U.S. Branded Pharmaceuticals $877 $905 (3%) U.S. Generic Pharmaceuticals $1,682 $1,063 58% International Pharmaceuticals $209 $227 (8%) Total $2,769 $2,195 26% Table may not total due to rounding

9M 2016: Financial Results (Adjusted Continuing Operations*) ©2017 Endo Pharmaceuticals Inc. All rights reserved. (US $M) 9M 2016 9M 2015 Y/Y change Revenue $2,769 $2,195 26% Gross Margin 60% 64% (400 bps) Operating Income $1,011 $930 9% Income from Continuing Operations $659 $626 (1) 5% Effective Tax Rate 2% 8% (1) (600 bps) Diluted EPS $2.95 $3.26 (1) (10%) Weighted Average Diluted Shares Outstanding 223 192 16% * Continuing Operations includes Endo and Par and excludes ASTORA (formerly known as AMS Women’s Health) (1) See FN 12 of the Non-GAAP Reconciliations in Exhibit 99.1 to the 8-K filed November 8, 2016 for the impact of the SEC’s recently updated guidance on Non-GAAP measures issued in May 2016

2016 Financial Guidance - Updated (Continuing Operations*) ©2017 Endo Pharmaceuticals Inc. All rights reserved. * Continuing Operations includes Endo and Par and excludes ASTORA (formerly known as AMS Women’s Health) Measure FY 2016 Financial Guidance Revenues $3.87B - $4.03B Adjusted Gross Margin ~ 60.0% Adjusted Operating Expense to Revenue Ratio ~ 22.5% Adjusted Interest Expense ~ $450M Adjusted Effective Tax Rate Zero - 2.0% Adjusted Diluted EPS $4.50 - $4.80 GAAP EPS $0.98 - $1.28 Weighted Average Diluted Shares Outstanding ~223M 2016 guidance reaffirmed

9M 2016 Performance: U.S. Branded Pharmaceuticals ©2017 Endo Pharmaceuticals Inc. All rights reserved. Reported Revenues in $ Millions Branded YoY performance reflects a transitioning portfolio Specialty Increased 19% driven by continued demand for XIAFLEX® and SUPPRELIN LA® Pain Declined 20% mainly attributable to competition on VOLTAREN GEL®, LIDODERM® and OPANA ER® VOLTAREN GEL® Gx entry in March 2016 Other Branded Increased 11% primarily driven by the acquisition of Par brands Includes divested BELBUCATM & STENDRA® FROVA® Gx entry in March 2016

Pain Business Update

- BELBUCA™ returned to BDSI and elimination of pain sales force
  - Legacy pain portfolio products will be managed as mature products and no longer require field sales promotion
  - 375-member U.S. Branded pain sales force elimination expected to provide cost savings, drive greater efficiencies and enhance operational focus
    - restructuring charges of ~$60 million, including an approximate $40 million noncash intangible asset impairment charge in 2016
    - ~$90-$100m in annual run rate pre-tax gross cost savings in 2017 to be substantially redeployed to support our core branded franchises
- Continue to promote other Specialty assets (i.e., XIAFLEX®, SUPPRELIN LA®, TESTOPEL® and AVEED®)

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©2017 Endo Pharmaceuticals Inc. All rights reserved.

XIAFLEX® Remains a Core Asset Sizable opportunity remains in Peyronie’s Disease and Dupuytren’s Contracture: Currently Approved Indications ©2017 Endo Pharmaceuticals Inc. All rights reserved. 65-70% 30-35% XDC 85-90% 10-15% XPD 9M YTD U.S. sales of $134M; revenue split ~55%/45% between PD/DC 9M YTD U.S. demand vials 12% YoY overall, including 16% YoY growth in PD 2016 expected revenue growth continues to be low double-digit IP expected to be well protected going out late into the next decade

XIAFLEX® in Cellulite

XIAFLEX® collagenase clostridium histolyticum



Anatomy of Cellulite
Cellulite dimples
Epidermis
Dermis
Fat Cells
Septae
Muscle

Highly statistically significant positive Ph2b results in patients with Cellulite

Subject A – Placebo treatment



Day 1
Pre-treatment

Day 71
28 Days Following Last Treatment

Subject B – CCH treatment



Day 1
Pre-treatment

Day 71
28 Days Following Last Treatment

- Cellulite affects ~85-98% of all U.S. women and < 10% of U.S. men
- Approximately 30M women identified with self-reported cellulite
- Currently working with the FDA to efficiently and effectively advance our development of the cellulite program into Phase III

Analysis of R&D pipeline and priority programs ongoing

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©2017 Endo Pharmaceuticals Inc. All rights reserved.

9M 2016 Performance: International Pharmaceuticals ©2017 Endo Pharmaceuticals Inc. All rights reserved. Overall segment performance in line with Company expectations Paladin Solid performance across base business Nucynta® launched, XIAFLEX® Canadian rights secured Continuing to manage expected LOE impact Litha & Somar Underlying revenue[1] growth is largely driven by volume Continued to improve adjusted operating margins Reported Revenues in $ Millions [1]International underlying revenue growth excludes Aspen Q3’16 sales and divestitures for Litha Medical and Vaccine Businesses, and is calculated on a constant exchange rate basis.

Generic Competitive Advantage ©2017 Endo Pharmaceuticals Inc. All rights reserved. BENEFITS of a Big Generic Company Breadth of Product Portfolio Strong Trade Presence Established Corporate Infrastructure With the STRENGTHS of an Agile Company Every Product is Important Focused on US Market Quick Decision Making Ability to Execute Quickly

Full Suite of Technology Capabilities

- Par has strategically expanded its technology, manufacturing, handling and development capabilities, shifting from primarily solid oral immediate and extended release products to a diversified array of dosage forms
- Highly compliant manufacturing with annual capacity of ~20 billion extended units

Tablets (IR / ER)


Par
564

Injectables (Vials)



Other Alternate Dosage Forms



- Bupropion ER, hydrocodone/APAP, lamotrigine ER, propafenone ER, etc.

- Vasostrict, adrenalin, aplisol, etc.

- Nascobal spray, KCl liquid, lidocaine patch, testosterone gel, etc.

Par has become a more diversified company with expanded and differentiated capabilities, including polypeptides

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©2017 Endo Pharmaceuticals Inc. All rights reserved.

9M 2016 Performance: U.S. Generic Pharmaceuticals



Reported Revenues in $ Millions
1800
1600
1400
1200
1000
800
600
400
200
0
9M 2015
9M 2016
Base
Sterile Injectables
New Launches / Alternative Doses

Generics YoY performance driven by the Par acquisition

Sterile injectables:

- Vasostrict® continues to grow; $249m in revenues thru 9M'16

New launches / Alt Dosages:

- Stronger than expected performance from Alternative Dosages, especially Lidoderm® AG and Voltaren Gel AG
- Launched ~15 products thru 9M'16

Base business:

- Q3 Base business declined ~20% sequentially from Q2 2016
- Higher than expected Base decline driven by volume loss and deeper pricing pressure

FY 2016 decline expected to be in the low-30s percentage range on a proforma basis

Proforma assumes full year sales of legacy Par as if acquired as of 1/1/15

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©2017 Endo Pharmaceuticals Inc. All rights reserved.

Approximately 20 new product launches: ~$11bn in market value Two key FTF: generic SEROQUEL® and generic ZETIA® launched as expected 27 regulatory submissions 21 ANDA submissions 2 EU dossiers 1 505(b)(2) 3 Prior Approval Supplements Completed restructuring to rationalize Generics product portfolio and manufacturing network Estimated ~$60 million in annual net run rate savings to be fully realized by Q4 2017 Generics: 2016 Progress and Milestones ©2017 Endo Pharmaceuticals Inc. All rights reserved.

PAR Possesses a Robust Pipeline ©2017 Endo Pharmaceuticals Inc. All rights reserved. 35 Confirmed FTF 88 Total In Dev Total ANDAs as of Q4 ’16 117 Total Filed 4 Potential FTM 117 filed ANDAs - ~$32.1bn in IMS brand sales Several Research and Development platforms: Internal External Paragraph IV; First-to-File focus Majority of our current development portfolio

Select Pipeline Launches 2017 - 2019 ©2017 Endo Pharmaceuticals Inc. All rights reserved. Product Brand IMS Market value (~$mm,LTM) Treprostinil REMODULIN® $500 Vigabatrin powder SABRIL ® $430 Rivastigmine Patch EXELON® $215 Ciprofloxacin / Dexmethasone CIPRODEX® $485 Amphetamine Salts ER Capsules ADDERALL® $960 Sapropterin Dihydrochloride Tabs/OS KUVAN® $275 Everolimus Tabs AFINITOR® $400 Everolimus Tabs ZORTRESS® $100 Methylphenidate HCl ER Tabs CONCERTA® $1,800 Tolvaptan Tabs SAMSCA® $100 Buprenorphine and Naloxone Sublingual Film SUBOXONE FILM® $1,600

Key Highlights in 2016

Operational Execution

- New CEO and Executive Leadership Team
- Centralized and streamlined global supply chain
- Divested non-core assets – BELBUCA™ – and restructured the pain franchise, eliminating 375-member field force
- Reorganized and restructured the generics manufacturing network, pruning low value projects and divested the Charlotte facility

Deliver on pipeline

- XIAFLEX® remains a core asset - exciting and highly statistically significant Ph2b data in cellulite announced in November
- Launched ~20 generic products, including key FTF, gSEROQUEL® and gZETIA®
- Filed 27 regulatory submissions

Strategic evaluation

- Product and asset portfolio assessment initiated and ongoing with some actions already executed, ex: return of BELBUCA™ to BDSI
- Additional visibility expected on February 28th, 2017

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©2017 Endo Pharmaceuticals Inc. All rights reserved.

Endo International plc 35th Annual J.P. Morgan Healthcare Conference January 9, 2017 ©2017 Endo Pharmaceuticals Inc. All rights reserved.

Appendix ©2017 Endo Pharmaceuticals Inc. All rights reserved.

Reconciliation of Non-GAAP Measures ©2017 Endo Pharmaceuticals Inc. All rights reserved.

Reconciliation of Non-GAAP Measures ©2017 Endo Pharmaceuticals Inc. All rights reserved.

Reconciliation of Non-GAAP Measures ©2017 Endo Pharmaceuticals Inc. All rights reserved.

Endo International plc 35th Annual J.P. Morgan Healthcare Conference January 9, 2017 ©2017 Endo Pharmaceuticals Inc. All rights reserved.